UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 31, 2014
Date of Report (Date of earliest event reported)

STEINER LEISURE LIMITED
(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	0-28972	98-0164731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 104A, Saffrey Square P.O. Box N-9306 Nassau, The Bahamas	N/A
(Address of principal executive offices)	(Zip Code)

(242) 356-0006
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2015, Steiner Leisure Limited (the "Company") issued a press release announcing that the written trading plan adopted by the Company on May 20, 2014 for the purpose of repurchasing its common shares in accordance with the guidelines specified under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which had been adopted by the Company on May 20, 2014, has ended, effective as of December 31, 2014.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release issued by Steiner Leisure Limited on January 5, 2015.

The information in this report and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2015	STEINER LEISURE LIMITED
/s/ LEONARD I. FLUXMAN Leonard I. Fluxman President and Chief Executive Officer